UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2004

LightPath Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Challenger Tech Court, Suite 100, Orlando, FL	32826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 382-4003

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

PRESS RELEASE DISCLOSING PROJECTED RESULTS OF THE FIRST QUARTER OF FISCAL 2005

On October 5, 2004, the Company issued a press release entitled “LightPath Technologies Projects Fiscal 2005 First Quarter.” A copy of the press release is attached hereto as an exhibit.

Item 9.01 - Exhibits.

Exhibit	Description
99.1	Press release of October 5, 2004, announcing LightPath’s projected results of the first quarter of fiscal 2005 (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LightPath Technologies, Inc. (Registrant)
Date: October 5, 2004

/s/ Monty K. Allen
Monty K. Allen, CFO & Secretary